UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 10, 2005

                                 Rocketinfo Inc.

               (Exact name of registrant as specified in charter)



            Delaware                                 98-0196717
 --------------------------------              -------------------------
 (State of other jurisdiction of                  (I.R.S. Employer
  incorporation or organization)                Identification Number)

                           207 - 2675 S. Jones Blvd.,
                               Las Vegas, NV 89146
               --------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)

                                  877-511-4636
                ------------------------------------------------
                (Registrant's Executive Office Telephone Number)

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Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive  Agreement

Not  Applicable

Item  1.02  Termination  of  a  Material Definitive  Agreement

Not Applicable

Item 1.03  Bankruptcy or  Receivership

Not Applicable

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or  Disposition  of Assets
Not  Applicable

Item 2.02 Results of Operations  and Financial Condition

Not Applicable

Item 2.03 Creation of a Direct  Financial  Obligation or an Obligation  under an
Off-Balance   Sheet  Arrangement  of  a  Registrant

Not  Applicable

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Not Applicable

Item 2.05 Costs  Associated  with Exit or Disposal  Activities

Not  Applicable

Item 2.06 Material  Impairments

Not Applicable


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Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

Not Applicable

Item 3.02  Unregistered  Sales of Equity  Securities

Not Applicable

Item 3.03 Material  Modifications to Rights of Security  Holders

Not Applicable

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant

(a) Resignation of Previous Independent Accountants

On November 8, 2005 Rocketinfo Inc. (the "Registrant") received notice that Mark Shelley, CPA ("Shelley") resigned as the Registrant's principal auditor. The decision to change accountants was approved by the Audit Committee of the Board of Directors on November 9, 2005.

The report of Shelley on the Registrant's financial statements for the fiscal year ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles except that the report for the year ended December 31, 2004 included a paragraph on the uncertainty of the Registrant to continue as a going concern as follows:

"The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has had a net loss since inception. This raises substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from this uncertainty."

During the preceding fiscal year and through November 9, 2005, there were no disagreements between the Registrant and Shelley on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which, if not resolved to Shelley's satisfaction, would have caused Shelley to make reference to the subject matter of the disagreements in connection with Shelley's report on the Registrant's financial statements.

During the preceding fiscal year and through November 9, 2005, there were no reportable events required to be disclosed pursuant to Item 304(a)(1)(v).


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Pursuant to Item  304(a)(3),  on November  10,  2004,  Shelley  furnished to the
Registrant a letter addressed to the Securities and Exchange Commission stating it agrees with the statements made by the Registrant in response to Item 304(a). A copy of the Shelley's letter is filed as Exhibit 16.1 to this form 8-K.

(b) Engagement of New Independent Accountants.

Registrant has appointed Moore and Associates, Chartered of 2675 South Jones Blvd., Suite 109, Las Vegas Nevada 89146 ("Moore"), as Registrant's independent accountant for the fiscal year ending December 31, 2005. The decision to accept the engagement of Moore was approved by the Audit Committee of the Board of Directors on November 9, 2005. Moore will be performing the annual audit of Registrant's financial statements for the year ending December 31, 2005. Moore was engaged by Registrant on November 10, 2005.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Not Applicable

Section 5 - Corporate  Governance and Management

Item 5.01 Changes in Control of Registrant

Not Applicable

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Not Applicable

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
Year

Not Applicable

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

Not Applicable

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics

Not  Applicable

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Section  6 -  [Reserved]

Section 7 -  Regulation  FD

Item  7.01  Regulation  FD Disclosure

Not  Applicable

Section 8 - Other  Events

Item 8.01  Other  Events

Registrant has changed its address from 27 Oakmont Drive, Rancho Mirage, California, 92270 to 207 - 2675 S. Jones Blvd., Las Vegas, NV 89146. The phone number has been also changed from (760)328-8988 to 877-511-4636 starting November 15, 2005.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a.) Name and address of certifying public accountant:
Moore and Associates, Chartered
2675 South Jones Blvd., Suite 109,
Las Vegas Nevada 89146
Phone: (702) 253-7511
Fax: (702) 253-7501

(b.) Name and address of former certifying public accountant:
Mark Shelley, CPA
161 East 1st Street, Suite #1
Mesa, AZ 85201
Phone: (480) 461-8301
Fax: (480) 461-8634


(c.) Exhibits

Exhibit 16.1 Letter of Mark Shelley, CPA , to the Securities and Exchange Commission

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                              Rocketinfo Inc.

                              By /s/ Gary Campbell
                              -------------------------------------

                              Gary Campbell, CEO


Date: November 10, 2005